UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  April 27, 2009

ALPHAMETRIX MANAGED FUTURES LLC (ASPECT SERIES)
(Exact name of registrant as specified in its charter)

Delaware	000-52192	03-0607985
(State or other jurisdiction of incorporation)	(Commission file number)	(IRS Employer Identification No.)

c/o ALPHAMETRIX, LLC
181 West Madison
34th Floor
Chicago, Illinois 60602
(Address of principal executive offices)

Registrant’s telephone number, including area code: (312) 267-8400

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Securities Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01                      Changes in Registrant’s Certifying Accountant.

Effective April 27, 2009, AlphaMetrix, LLC, the sponsor (the “Sponsor”) of AlphaMetrix Managed Futures LLC (Aspect Series) (the “Registrant”), appointed Deloitte & Touche LLP (“D&T”) as the Registrant’s independent registered public accounting firm for the year ending December 31, 2009.

 Effective April 27, 2009, the Sponsor dismissed Ernst & Young LLP (“E&Y”) as the independent registered public accounting firm for the Registrant.

The decision to change accountants was made by the Sponsor on behalf of the Registrant, but was not recommended or approved by an audit committee or board of directors, because neither the Registrant nor the Sponsor has such a committee or board.

The reports of E&Y on the Registrant’s financial statements as of and for the two most recent fiscal years (ending December 31, 2008 and December 31, 2007) did not contain an adverse opinion or a disclaimer of opinion, and were not qualified or modified as to uncertainties, audit scope or accounting principles.

During the Registrant’s two most recent fiscal years (ending December 31, 2008 and December 31, 2007) and during the period from the end of the most recently completed fiscal year through the date of this Form 8-K, there were no disagreements between the Registrant and E&Y on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of E&Y, would have caused it to make a reference to the subject matter thereof in its report on the financial statements of the Registrant for such periods.  During the Registrant’s two most recent fiscal years (ended December 31, 2008 and December 31, 2007) and during the period from the end of the most recently completed fiscal year through the date of this Form 8-K, there were no “reportable events” (as defined in Regulation S-K Item 304(a)(1)(v)).

The Sponsor, on behalf of the Registrant, has provided E&Y with a copy of the foregoing disclosures and has requested that E&Y furnish it with a letter addressed to the Securities and Exchange Commission stating whether it agrees with the statements made by the Registrant set forth above.  A copy of E&Y’s letter dated May 1, 2009 is filed as Exhibit 16.1 to this Form 8-K.

During the Registrant’s two most recent fiscal years (ended December 31, 2008 and December 31, 2007) and during the period from the end of the most recently completed fiscal year through the date of this Form 8-K, neither the Registrant, the Sponsor, nor anyone on their behalf consulted D&T, on behalf of the Registrant, regarding the application of accounting principles to a specified transaction (either completed or proposed), the type of audit opinion that might be rendered on the Registrant’s financial statements, or any matter that was either the subject of a “disagreement,” as defined in Item 304(a)(1)(iv) of Regulation S-K and the instructions thereto, or a “reportable event,” as defined in Item 304(a)(1)(v) of Regulation S-K.

Item 9.01                      Financial Statements and Exhibits.

(d)           Exhibits.

Exhibit No.	Description

16.1	Letter dated May 1, 2009 from Ernst & Young LLP to the Securities and Exchange Commission confirming the disclosure contained in Item 4.01 of this report on Form 8-K.

 SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  May 1, 2009

ALPHAMETRIX MANAGED FUTURES LLC (ASPECT SERIES)

By:	ALPHAMETRIX, LLC, Manager

By: /s/ Aleks Kins
Name: Aleks Kins
Title: President and Chief Executive Officer